                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          FLAG Telecom Holdings Limited
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                  March 3, 2000
                -----------------------------------------------
                Date of Report (Date of earliest event reported)


          Bermuda                       000-29207                 N/A
------------------------------        ------------        --------------------
      (State or other                 (Commission           (I.R.S. Employer
jurisdiction of incorporation)        File Number)         Identification No.)


           Emporium Building, 69 Front Street, Hamilton HM12, Bermuda
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (441) 296-0909
               --------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  OTHER EVENTS.

         On March 3, 2000, FLAG Telecom Holdings Limited issued a press release announcing its financial results for the year ended December 31, 1999. A copy of
(1) the press release, (2) FLAG's audited financial statements and (3) a related Management's Discussion and Analysis of Financial Condition and Results of Operations for the relevant period are attached to this Form 8-K as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated herein by reference.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.




         23.1              Consent of Arthur Andersen & Co.

         99.1              Press Release of FLAG Telecom Holdings Limited

         99.2              Consolidated Financial Statements of FLAG Telecom
                           Holdings Limited as of and for the period ended
                           December 31, 1999

         99.3              Management's Discussion and Analysis of Financial
                           Condition and Results of Operations for the year ended December 31, 1999 compared to the year ended
                           December 31, 1998


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  FLAG TELECOM HOLDINGS LIMITED

                                          (Registrant)

Dated: March 3, 2000                      By: /s/ Edward McCormack
                                              -------------------------
                                              Edward McCormack
                                              Chief Operating Officer and
                                              Chief Financial Officer

                                  EXHIBIT INDEX


Item No.          Description
--------          -----------


23.1              Consent of Arthur Andersen & Co.

99.1              Press Release of FLAG Telecom Holdings Limited

99.2              Consolidated Financial Statements of FLAG Telecom Holdings
                  Limited as of and for the period ended December 31, 1999

99.3 Management's Discussion and Analysis of Financial Condition and Results of Operations for the year ended December 31, 1999 compared to the year ended December 31, 1998



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